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                                                                   Exhibit 10.22
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                            TRUST AGREEMENT [N281SK]

                          Dated as of February 23, 2001

                                     between

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Owner Participant

                                       and

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                as Owner Trustee

                             ----------------------

                  Covering One Embraer Model EMB-145LR Aircraft
                      Bearing U.S. Registration No. N281SK
                     and Manufacturer's Serial Number 145391

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                                TABLE OF CONTENTS

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                                                                                            PAGE

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ARTICLE I       DEFINITIONS AND TERMS..........................................................1
     Section 1.1.   Definitions................................................................1

ARTICLE II      AUTHORITY TO EXECUTE CERTAIN OPERATIVE AGREEMENTS; DECLARATION OF TRUST........1
     Section 2.1.   Authority to Execute Documents.............................................1
     Section 2.2.   Declaration of Trust.......................................................1

ARTICLE III     ACCEPTANCE AND DELIVERY OF AIRCRAFT; LEASE OF AIRCRAFT; REPLACEMENT............2
     Section 3.1.   Authorization..............................................................2
     Section 3.2.   Conditions Precedent.......................................................3
     Section 3.3.   Postponement of Delivery Date..............................................3
     Section 3.4.   Authorization in Respect of a Replacement Airframe or Replacement Engines..3
     Section 3.5.   Trust Agreement Remaining in Full Force and Effect.........................4
     Section 3.6.   Authorization in Respect of Return of an Engine............................4

ARTICLE IV      RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME FROM THE TRUST ESTATE..........4
     Section 4.1.   Distribution of Payments...................................................4
     Section 4.2.   Method of Payments.........................................................4

ARTICLE V       DUTIES OF THE OWNER TRUSTEE....................................................5
     Section 5.1.   Notice of Event of Default.................................................5
     Section 5.2.   Action Upon Instructions...................................................5
     Section 5.3.   Indemnification............................................................6
     Section 5.4.   No Duties Except as Specified in Trust Agreement or Instructions...........6
     Section 5.5.   No Action Except Under Specified Documents or Instructions.................7

ARTICLE VI      THE OWNER TRUSTEE..............................................................7
     Section 6.1.   Acceptance of Trusts and Duties............................................7
     Section 6.2.   Absence of Certain Duties..................................................7
     Section 6.3.   No Representations or Warranties as to Certain Matters.....................8
     Section 6.4.   No Segregation of Monies Required; Investment Thereof......................9
     Section 6.5.   Reliance Upon Certificates, Counsel and Agents.............................9
     Section 6.6.   Not Acting in Individual Capacity..........................................9
     Section 6.7.   Fees; Compensation.........................................................9
     Section 6.8.   Tax Returns...............................................................10
     Section 6.9.   Fixed Investment Trust....................................................10

ARTICLE VII     INDEMNIFICATION OF THE OWNER TRUSTEE BY THE OWNER PARTICIPANT.................10
     Section 7.1.   The Owner Participant to Indemnify the Owner Trustee......................10

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                                                                                            PAGE

ARTICLE VIII    SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES.........................................11
     Section 8.1.   Resignation of the Owner Trustee; Appointment of Successor................11
     Section 8.2.   Co-Trustees and Separate Trustees.........................................12

ARTICLE IX      SUPPLEMENTS AND AMENDMENTS TO TRUST AGREEMENT  AND OTHER DOCUMENTS............14
     Section 9.1.   Supplements and Amendments................................................14
     Section 9.2.   Discretion as to Execution of Documents...................................14
     Section 9.3.   Absence of Requirements as to Form........................................14
     Section 9.4.   Distribution of Documents.................................................14

ARTICLE X       MISCELLANEOUS.................................................................14
     Section 10.1.  Termination of Trust Agreement............................................14
     Section 10.2.  The Owner Participant Has No Legal Title in Trust Estate..................15
     Section 10.3.  Assignment, Sale, etc., of Aircraft.......................................15
     Section 10.4.  Trust Agreement for Benefit of Certain Parties Only.......................15
     Section 10.5.  Notices...................................................................15
     Section 10.6.  Severability..............................................................16
     Section 10.7.  Waivers, etc..............................................................16
     Section 10.8.  Counterparts..............................................................16
     Section 10.9.  Binding Effect, etc.......................................................16
     Section 10.10. Headings; References......................................................16
     Section 10.11. GOVERNING LAW.............................................................16
     Section 10.12. Administration of Trust...................................................17

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                            TRUST AGREEMENT [N281SK]

          This TRUST AGREEMENT [N281SK], dated as of February 23, 2001 between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with its successors and permitted assigns, the "Owner Participant"), and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "FSB") and otherwise not in its individual capacity but solely as trustee hereunder (herein in such capacity with its permitted successors and assigns called the "Owner Trustee") (as hereafter from time to time supplemented or amended, this or the "Trust Agreement").

                              W I T N E S S E T H :

                                   ARTICLE I

                              DEFINITIONS AND TERMS

          Section 1.1. DEFINITIONS. Capitalized terms used herein and defined in Appendix A shall, except as such definitions may be specifically modified in the body of this Trust Agreement for the purposes of a particular section, paragraph or clause, have the meanings given such terms in Appendix A and, unless otherwise specified, such meanings shall be equally applicable to both the singular and the plural forms of such terms.

                                   ARTICLE II

               AUTHORITY TO EXECUTE CERTAIN OPERATIVE AGREEMENTS;
                              DECLARATION OF TRUST

          Section 2.1. AUTHORITY TO EXECUTE DOCUMENTS. The Owner Participant hereby authorizes and directs the Owner Trustee to do the following, and the Owner Trustee agrees for the benefit of the Owner Participant that it will do the following (i) to execute and deliver the Participation Agreement, the Lease, the Lease Supplement covering the Aircraft, the Embraer Warranty Assignment and Consent, the Engine Warranty Assignment and Consent and any other agreements, instruments or documents, to which the Owner Trustee is a party in the respective forms thereof in which delivered from time to time by the Owner Participant to the Owner Trustee for execution and delivery and (ii) subject to the terms hereof, to exercise its rights (upon instructions received from the Owner Participant) and perform its duties under the documents referred to in this Section in accordance with the terms thereof.

          Section 2.2. DECLARATION OF TRUST. The Owner Trustee hereby declares that it will hold the Trust Estate upon the trusts hereinafter set forth for the use and benefit of the Owner Participant, subject, however, to the provisions of the Lease. This Trust Agreement is not intended by the Owner Participant to create, and the trust created hereby is not intended by the Owner Participant and the other parties interested herein to constitute a business trust for the purposes of the Bankruptcy Code.

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                                  ARTICLE III

                      ACCEPTANCE AND DELIVERY OF AIRCRAFT;
                         LEASE OF AIRCRAFT; REPLACEMENT

          Section 3.1. AUTHORIZATION. (a) The Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that, on the Delivery Date it will, subject to due compliance with the terms of Section 3.02 hereof:

               (i) authorize a representative or representatives of the Owner Trustee to accept delivery of the Aircraft and the Bills of Sale pursuant to the Participation Agreement;

               (ii) execute and deliver each of the Operative Agreements to which the Owner Trustee is to be a party;

               (iii) purchase the Aircraft pursuant to the Participation Agreement;

               (iv) pay an amount equal to Lessor's Cost to, or at the direction of, the Lessee pursuant to the Participation Agreement in consideration of the sale of the Aircraft to the Owner Trustee thereunder;

               (v) make application to the FAA for registration of the Aircraft in the name of the Owner Trustee by filing or causing to be filed with the FAA (i) the FAA Bill of Sale, (ii) the FAA Aircraft Registration Application in the name of the Owner Trustee (including, without limitation, an affidavit from the Owner Trustee stating that it is a "citizen of the United States" within the meaning of
          Section 40102(a)(15) of the Transportation Code), and (iii) this Trust Agreement;

               (vi) take such other action as may reasonably be required of the Owner Trustee hereunder or under the Participation Agreement or the Lease to effectuate the transactions contemplated thereby; and

               (vii) execute and deliver all such other instruments, documents or certificates and take all such other actions in accordance with the directions of the Owner Participant, as the Owner Participant may reasonably deem necessary or advisable in connection with the transactions contemplated hereby and by the other Operative Agreements.

          (b) The Owner Participant hereby authorizes and directs the Owner Trustee to, and the Owner Trustee agrees for the benefit of the Owner Participant that it will:

               (i) immediately after the delivery of the Aircraft to the Owner Trustee, cause the Aircraft to be leased to Lessee under the Lease; and

               (ii) execute and deliver a Lease Supplement covering the Aircraft.

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          Section 3.2. CONDITIONS PRECEDENT. The right and obligation of the
Owner Trustee to take the action required by Section 3.01 hereof shall be subject to the following conditions precedent:

          (a) the Owner Participant shall have made the full amount of the Commitment with respect to the Aircraft available to the Owner Trustee, in immediately available funds, in accordance with Section 2.01(c) of the Participation Agreement; and

          (b) the terms and conditions of Section 3.01 of the Participation Agreement shall have been waived by the Owner Participant or complied with in a manner satisfactory to the Owner Participant. The Owner Participant shall, by instructing Owner Trustee to release the full amount of the Commitment then held by Owner Trustee as provided in Section 2.01 of the Participation Agreement, be deemed to have found satisfactory to it, or waived, all such conditions precedent.

          Section 3.3. POSTPONEMENT OF DELIVERY DATE. The Owner Trustee, upon instructions from the Owner Participant, shall take all action specified in
Section 2.01 of the Participation Agreement as action to be taken by the Owner Trustee.

          Section 3.4. AUTHORIZATION IN RESPECT OF A REPLACEMENT AIRFRAME OR REPLACEMENT ENGINES. The Owner Trustee agrees for the benefit of the Owner Participant that, upon the receipt by a Responsible Officer of Owner Trustee of an authorization and direction from the Owner Participant, it will, in the event of a Replacement Airframe or Replacement Engines, if any, being substituted pursuant to Section 8(a)(i) of the Lease, or a Replacement Engine being substituted pursuant to Section 7(e) of the Lease, subject to due compliance with the terms of Sections 8(d) and 7(e) of the Lease, as the case may be:

          (a) to the extent not previously accomplished by a prior authorization, authorize a representative or representatives of the Owner Trustee to accept delivery of the Replacement Airframe or Replacement Engines, if any, or the Replacement Engine;

          (b) accept from Lessee or other vendor of the Replacement Airframe or Replacement Engines, if any, or the Replacement Engine, a bill of sale or bills of sale (if tendered) and the invoice, if any, with respect to the Replacement Airframe and Replacement Engines, if any, or the Replacement Engine being furnished pursuant to Section 8(a)(i) or 7(e) of the Lease;

          (c) in the case of a Replacement Airframe, make application to the FAA (or the Aeronautical Authority of any jurisdiction other than the United States of America in which the Replacement Airframe is then registered in accordance with the terms of the Lease) for registration in the name of the Owner Trustee of the Aircraft of which such Replacement Airframe is a part;

          (d) execute and deliver a Lease Supplement covering (i) the Aircraft of which such Replacement Airframe is part of and, (ii) such Replacement Engine, as the case may be;

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          (e) transfer its interest in (without recourse except as to obligations in respect of Lessor's Liens) and to the Airframe and Engines (if any) or the Engine being replaced to or at the direction of Lessee; and

          (f) take such further action as may be contemplated by Sections 8(d) or 7(e) of the Lease, as the case may be.

          Section 3.5. TRUST AGREEMENT REMAINING IN FULL FORCE AND EFFECT. In the event of the substitution of a Replacement Airframe for the Airframe or the substitution of a Replacement Engine for any Engine or engine all provisions of this Trust Agreement relating to such replaced Airframe or Engine or engine shall be applicable to such Replacement Airframe or Replacement Engine, with the same force and effect as if such Replacement Airframe or Replacement Engine were the same airframe or engine as the Airframe or Engine being replaced but for the Event of Loss with respect to such Airframe or Engine.

          Section 3.6. AUTHORIZATION IN RESPECT OF RETURN OF AN ENGINE. The Owner Trustee agrees for the benefit of the Owner Participant that, upon the receipt by a Responsible Officer of the Owner Trustee of an authorization and direction from the Owner Participant, it will, in the event of an engine being transferred to the Owner Trustee pursuant to Section 12(b) of the Lease, subject to due compliance with the terms of such Section 12(b):

          (a) accept from Lessee or other vendor the bill of sale contemplated by such Section 12(b) with respect to such engine being transferred to the Owner Trustee; and

          (b) transfer its right, title and interest in (without recourse or warranty except a warranty against Lessor's Liens) and to an Engine to or at the direction of Lessee as contemplated by such Section 12(b).

                                   ARTICLE IV

                      RECEIPT, DISTRIBUTION AND APPLICATION
                         OF INCOME FROM THE TRUST ESTATE

          Section 4.1. DISTRIBUTION OF PAYMENTS. All Basic Rent, Supplemental Rent, insurance proceeds and requisition, indemnity or other payments of any kind included in the Trust Estate and any other amounts received as part of the Trust Estate and for the application or distribution of which no provision is made herein, shall be distributed forthwith upon receipt by the Owner Trustee in the following order of priority: first, so much of such payment as shall be required to pay or reimburse the Owner Trustee for any fees or expenses not otherwise paid or reimbursed as to which the Owner Trustee is entitled to be so paid or reimbursed pursuant to the provisions hereof shall be retained by the Owner Trustee; and second, the balance, if any, shall be paid to the Owner Participant.

          Section 4.2. METHOD OF PAYMENTS. The Owner Trustee shall make distributions or cause distributions to be made to the Owner Participant pursuant to this Article IV by transferring by wire transfer in immediately available funds the amount to be distributed to such account or accounts of the Owner Participant as it may designate from time to time by written notice to the Owner Trustee (and the Owner Trustee shall use reasonable efforts to cause such

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funds to be transferred by wire transfer on the same day as received, but in any case not later than the next succeeding Business Day); provided, however, that the Owner Trustee shall use its best efforts to invest overnight, for the benefit of the Owner Participant, in investments that would be permitted by
Section 15 of the Lease (but only to the extent such investments are available and, if such investments are not available, then in such other investments available to the Owner Trustee which, after consultation with the Owner Participant, the Owner Participant shall direct), all funds not transferred by the Owner Trustee by wire transfer on the same day as they were received. Notwithstanding the foregoing, the Owner Trustee will, if so requested by the Owner Participant by written notice, pay any and all amounts payable by the Owner Trustee hereunder to the Owner Participant either (i) by crediting such amount or amounts to an account or accounts maintained by the Owner Participant as it may designate from time to time by written notice to the Owner Trustee, in immediately available funds, (ii) by payment at the trust office of the Owner Trustee (the trust office of the Owner Trustee shall be the principal corporate trust office of the Owner Trustee at 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Department, or the principal corporate trust office of any successor Owner Trustee), in immediately available funds, or (iii) by mailing an official bank check or checks in such amount or amounts payable to the Owner Participant at such address as the Owner Participant shall have designated in writing to the Owner Trustee.

                                    ARTICLE V

                           DUTIES OF THE OWNER TRUSTEE

          Section 5.1. NOTICE OF EVENT OF DEFAULT. If the Owner Trustee shall have knowledge of a Default or an Event of Default, the Owner Trustee shall give to the Owner Participant and the Lessee prompt telephonic or telecopied notice thereof followed by prompt confirmation thereof by certified mail, postage prepaid. Subject to the terms of Section 5.03, the Owner Trustee shall take such action or shall refrain from taking such action, not inconsistent with the provisions of the Operative Agreements, with respect to such Default or Event of Default as the Owner Trustee shall be directed in writing by the Owner Participant. For all purposes of this Trust Agreement and the Lease, the Owner Trustee shall not be deemed to have knowledge of a Default or an Event of Default unless notified in writing thereof in the manner and at the address set forth in Section 10.05 or unless an officer in the Corporate Trust Department who has responsibility for, or familiarity with, the transactions contemplated hereunder, under the Participation Agreement or any Vice President in the Corporate Trust Department of the Owner Trustee has actual knowledge thereof.

          Section 5.2. ACTION UPON INSTRUCTIONS. Subject in all respects to the terms of Sections 5.01 and 5.03 and to the terms of the other Operative Agreements, upon the written instructions at any time and from time to time of the Owner Participant, the Owner Trustee will take such of the following actions as may be specified in such instructions: (i) give such notice or direction or exercise such right, remedy or power hereunder or under any of the Operative Agreements to which the Owner Trustee is a party, or in respect of all or any part of the Trust Estate, as shall be specified in such instructions; (ii) take such action to preserve or protect the Trust Estate (including the discharge of any Liens or encumbrances) as may be specified in such instructions; (iii) approve as satisfactory to it all matters required by the terms of the Lease to be satisfactory to the Owner Trustee, it being understood that without written instructions of the

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Owner Participant, the Owner Trustee shall not approve any such matter as satisfactory to it; (iv) after the expiration or earlier termination of the Lease, convey all of the Owner Trustee's right, title and interest in and to the Aircraft for such amount, on such terms and to such purchaser or purchasers as shall be designated in such instructions, or retain, lease or otherwise dispose of, or from time to time take such action with respect to, the Aircraft on such terms as shall be set forth in such instructions or deliver the Aircraft to the Owner Participant in accordance with such instructions; and (v) take or refrain from taking such other action or actions as may be specified in such instructions. In the event that the Owner Trustee is unsure of the application of any provision of this Trust Agreement or any other agreement relating to the transactions contemplated hereby, the Owner Trustee may request and rely upon instructions of the Owner Participant.

          Section 5.3. INDEMNIFICATION. The Owner Trustee shall not be required to take or refrain from taking any action under Section 5.01 (other than the giving of notices referred to therein) or 5.02 unless the Owner Trustee shall have been indemnified by the Owner Participant, in manner and form satisfactory to the Owner Trustee, against any liability, cost or expense (including reasonable counsel fees and disbursements) which may be incurred in connection therewith; and, if the Owner Participant shall have directed the Owner Trustee to take or refrain from taking any such action, the Owner Participant agrees to furnish such indemnity as shall be required and in addition to pay the reasonable fees and charges of the Owner Trustee for the services performed or to be performed by it pursuant to such direction. The Owner Trustee shall not be required to take any action under Section 5.01 or 5.02 if the Owner Trustee shall reasonably determine, or shall have been advised by counsel, that such action is contrary to the terms of any of the Operative Agreements to which the Owner Trustee is a party, or is otherwise contrary to Applicable Law.

          Section 5.4. NO DUTIES EXCEPT AS SPECIFIED IN TRUST AGREEMENT OR INSTRUCTIONS.
          The Owner Trustee shall not have any duty or obligation to manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate, or otherwise to take or refrain from taking any action under, or in connection with any of the Operative Agreements to which the Owner Trustee is a party, except as expressly required by the terms of any of the Operative Agreements to which the Owner Trustee is a party, or as expressly provided by the terms hereof or in written instructions from the Owner Participant received pursuant to the terms of Section 5.01 or 5.02, and no implied duties or obligations shall be read into this Trust Agreement or any of the Operative Agreements to which the Owner Trustee is a party against the Owner Trustee. The Owner Trustee nevertheless agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01) promptly take such action as may be necessary duly to discharge and satisfy in full (i) all Lessor's Liens attributable to the Owner Trustee in its individual capacity,
(ii) any Liens (other than Lessor's Liens attributable to it in its individual capacity) created as a result of its breach of any of its obligations under this Trust Agreement (subject to the limitations on the liability of the Owner Trustee in its individual capacity set forth in Section 6.01) on any part of the Trust Estate, or on any properties of the Owner Trustee assigned, pledged or mortgaged as part of the Trust Estate, which arise from acts of the Owner Trustee in its individual capacity, the rights of Lessee under the Lease and the rights of the Owner Participant hereunder, and (iii) any other Liens or encumbrances attributable to the Owner Trustee in its individual capacity on any part of the Trust Estate which result from claims

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against the Owner Trustee in its individual capacity unrelated to the ownership of the Aircraft, the administration of the Trust Estate or the transactions contemplated by the Operative Agreements.

          Section 5.5. NO ACTION EXCEPT UNDER SPECIFIED DOCUMENTS OR
INSTRUCTIONS.
          The Owner Trustee shall have no power or authority to, and the Owner Trustee agrees that it will not, manage, control, use, sell, dispose of or otherwise deal with the Aircraft or any other part of the Trust Estate except
(i) as expressly required by the terms of any of the Operative Agreements to which the Owner Trustee is a party, (ii) as expressly provided by the terms hereof, or (iii) as expressly provided in written instructions from the Owner Participant pursuant to Section 5.01 or 5.02.

                                   ARTICLE VI

                                THE OWNER TRUSTEE

          Section 6.1. ACCEPTANCE OF TRUSTS AND DUTIES. FSB accepts the trusts hereby created and agrees to perform the same but only upon the terms hereof applicable to it. FSB also agrees to receive and disburse all monies received by it constituting part of the Trust Estate upon the terms hereof. FSB shall not be answerable or accountable under any circumstances, except for (i) its own willful misconduct or gross negligence, (ii) its performance of the terms of the last sentence of Section 5.04, (iii) its failure to use ordinary care in receiving or disbursing funds or to comply with the first sentence of
Section 6.08, (iv) liabilities that may result from the inaccuracy of any representation or warranty of the Owner Trustee in its individual capacity (or from the failure by the Owner Trustee in its individual capacity to perform any covenant made in its individual capacity) in Section 6.03 or in any of the Operative Agreements to which the Owner Trustee is a party, (v) taxes, fees or other charges on, based on or measured by any fees, commissions or other compensation received by FSB as compensation for its services rendered as the Owner Trustee, and (vi) its failure (in its individual capacity or as Owner Trustee) to use ordinary care in connection with its obligations to invest funds pursuant to Section 15 of the Lease or Section 4.02 hereof; PROVIDED, HOWEVER, that the failure to act or perform in the absence of instructions after the Owner Trustee has requested instructions from the Owner Participant pursuant to the last sentence of Section 5.02 shall not constitute willful misconduct or gross negligence for purposes of clause (i) of this Section 6.01.

          Section 6.2. ABSENCE OF CERTAIN DUTIES. Except in accordance with written instructions furnished pursuant to Sections 5.01 and 5.02 and except as provided in, and without limiting the generality of, Sections 3.01, 5.04 and
5.05 and the last sentence of Section 8.01(b), the Owner Trustee shall have no duty (i) to see to any registration of the Aircraft or any recording or filing of the Lease, this Trust Agreement, any financing or continuation statement or of any supplement to any thereof or to see to the maintenance of any such registration, rerecording or refiling, except that of Owner Trustee to comply with the FAA reporting requirements set forth in 14 C.F.R. Section 47.45 and 14 C.F.R. Section 47.51 or any successor provisions, and that the Owner Trustee shall upon written request furnished by Lessee take such action as may be required of the Owner Trustee to maintain the registration of the Aircraft in the name of the Owner Trustee under the Act or, to the extent the Aircraft is registered in a country other than the United States of America pursuant to
Section 4.02 of the Participation Agreement, other

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Applicable Law, and to the extent that information for that purpose is supplied by Lessee pursuant to any of the Operative Agreements, complete and timely submit any and all reports relating to the Aircraft which may from time to time be required by the FAA or any government or governmental authority having jurisdiction, (ii) to see to any insurance on the Aircraft or to effect or maintain any such insurance, whether or not Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate except as provided by Section 5.04 hereof or Section 5.03(b) of the Participation Agreement, (iv) to confirm or verify any financial statements of Lessee or (v) to inspect the Aircraft or the books and records of Lessee with respect to the Aircraft. Notwithstanding the foregoing, the Owner Trustee will furnish to Owner Participant, promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to Owner Trustee under the Lease or any other Operative Agreement except to the extent to which a Responsible Officer of Owner Trustee reasonably believes (and confirms by telephone call with Owner Participant) that duplicates or copies thereof have already been furnished to Owner Participant by some other Person.

          Section 6.3. NO REPRESENTATIONS OR WARRANTIES AS TO CERTAIN MATTERS. THE OWNER TRUSTEE IN ITS INDIVIDUAL CAPACITY OR AS THE OWNER TRUSTEE DOES NOT MAKE AND SHALL NOT BE DEEMED TO HAVE MADE (a) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT, ANY ENGINE THEREOF, ABSENCE OF LATENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE) OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE AIRCRAFT OR ANY ENGINE WHATSOEVER, except that the Owner Trustee in its individual capacity warrants that on the Delivery Date the Owner Trustee shall have received and shall hold whatever title to the Aircraft was conveyed to it by Seller free and clear of Lessor's Liens attributable to the Owner Trustee in its individual capacity, shall be in compliance with the last sentence of Section 5.04 hereof and that the Aircraft shall during the Lease Term be free of Lessor's Liens attributable to it in its individual capacity, or (b) any representation or warranty as to the validity, legality or enforceability of this Trust Agreement or any other Operative Agreement to which the Owner Trustee in its individual capacity or as Owner Trustee is a party, or any other document or instrument, or as to the correctness of any statement contained in any thereof except to the extent that any such statement is expressly made herein or therein as a representation by the Owner Trustee in its individual capacity and except that the Owner Trustee in its individual capacity hereby represents and warrants that it has all corporate power and authority to execute, deliver and perform this Trust Agreement and that this Trust Agreement has been, and (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) the other Operative Agreements to which the Owner Trustee is a party have been (or at the time of execution and delivery of any such instrument by the Owner Trustee hereunder or pursuant to the terms of the Participation Agreement that such an instrument will be) duly executed and delivered by one of its officers who is or will be, as the case may be, duly authorized to execute and deliver such instruments on behalf of the Owner Trustee and that this Trust Agreement has been duly authorized, executed and delivered by FSB and constitutes the legal, valid and binding obligation of FSB enforceable against it in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or

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other similar laws affecting the rights of creditors generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          Section 6.4. NO SEGREGATION OF MONIES REQUIRED; INVESTMENT THEREOF. Monies received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by Applicable Law, and may be deposited under such general conditions as may be prescribed by Applicable Law, and shall be invested as provided in Section 4.02 hereof or Section 15 of the Lease.

          Section 6.5. RELIANCE UPON CERTIFICATES, COUNSEL AND AGENTS. The Owner Trustee shall incur no liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper party or parties. Unless other evidence in respect thereof is specifically prescribed herein, any request, direction, order or demand of the Owner Participant or Lessee mentioned herein or in any of the other Operative Agreements to which the Owner Trustee is a party shall be sufficiently evidenced by written instruments signed by a person purporting to be a Responsible Officer of the Owner Participant or Lessee, as the case may be. The Owner Trustee may accept a copy of a resolution of the Board of Directors of Lessee or the Owner Participant, as the case may be, certified by the Secretary or an Assistant Secretary of Lessee or the Owner Participant, as the case may be, as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said Board and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described herein, the Owner Trustee may, absent actual knowledge to the contrary, for all purposes hereof rely on a certificate signed by a Responsible Officer of Lessee or the Owner Participant, as the case may be, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          In the administration of the trusts hereunder, the Owner Trustee may exercise its powers and perform its duties hereunder directly or through agents or attorneys and the Owner Trustee shall not be liable for the default or misconduct of any agents or attorneys selected by it with reasonable care. In the administration of the trusts hereunder, the Owner Trustee may consult with counsel, accountants and other skilled persons and the Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons selected by it with reasonable care.

          Section 6.6. NOT ACTING IN INDIVIDUAL CAPACITY. In acting hereunder, the Owner Trustee acts solely as trustee and not in its individual capacity except as otherwise expressly provided herein; and, except as may be otherwise expressly provided in this Trust Agreement, including without limitation,
Section 6.01, the Lease or the Participation Agreement, all Persons having any claim against the Owner Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof.

          Section 6.7. FEES; COMPENSATION. Except as provided in Section 5.03 or 7.01, the Owner Trustee agrees that it shall have no right against the Owner Participant or the Trust Estate for any fee as compensation for its services hereunder.

          Section 6.8. TAX RETURNS. The Owner Trustee shall be responsible for the keeping of all appropriate books and records relating to the receipt and disbursement of all monies under this Trust Agreement or any agreement contemplated hereby. The Owner Trustee agrees, without expense to the Owner Participant, to file an application with the Internal Revenue Service for a taxpayer identification number with respect to the trust created by this Trust Agreement. The Owner Participant shall be responsible for causing to be prepared and filed all income tax returns required to be filed by the Owner Participant. The Owner Trustee shall be responsible for causing to be prepared, at the request of the Owner Participant and the expense of the Lessee, all income tax returns required to be filed with respect to the trust created hereby and shall execute and file such returns; provided, however the Owner Trustee shall send a completed copy of such return to the Owner Participant not more than 60 nor less than 30 days prior to the due date of the return provided that the Owner Trustee shall have timely received all necessary information to complete and deliver to the Owner Participant such return. The Owner Participant or the Owner Trustee, as the case may be, upon request, will furnish the Owner Trustee or the Owner Participant, as the case may be, with all such information as may be reasonably required from the Owner Participant or the Owner Trustee, as the case may be, in connection with the preparation of such income tax returns.

          Section 6.9. FIXED INVESTMENT TRUST. Notwithstanding anything herein to the contrary, the Owner Trustee shall not be authorized and shall have no power to "vary the investment" of the Owner Participant within the meaning of section 301.7701-4(c) of the Treasury Regulations.

                                   ARTICLE VII

                      INDEMNIFICATION OF THE OWNER TRUSTEE
                            BY THE OWNER PARTICIPANT

          Section 7.1. THE OWNER PARTICIPANT TO INDEMNIFY THE OWNER TRUSTEE. The Owner Participant hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save, defend and hold harmless the Owner Trustee in its individual capacity, and its successors, assigns (but not security assigns), directors, officers, representatives, agents, employees and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Owner Trustee on or measured by any compensation received by the Owner Trustee for its services hereunder), claims, actions, suits, costs, expenses or disbursements (including, without limitation, reasonable legal fees, but excluding internal costs and expenses such as salaries and overhead) and expenses of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Owner Trustee in its individual capacity (whether or not also indemnified against by Lessee under the Lease or under the Participation Agreement or also indemnified against by any other Person; PROVIDED that Owner Participant shall be subrogated to the rights of Owner Trustee against Lessee or any other indemnitor) in any way relating to or arising out of this Trust Agreement or any of the other Operative Agreements or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of the Airframe, any Engine or any Part of the foregoing (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder, except (a) in the case of willful misconduct or gross negligence on the part of the Owner Trustee either as trustee or in its individual capacity in the performance or nonperformance of its duties hereunder or under any of the other Operative Agreements to which it is a party or (b) those resulting from the inaccuracy of any representation or warranty of the Owner Trustee in its individual capacity (or from the failure of the Owner Trustee in its individual capacity to perform any covenant) in Section 6.03, or in any of the Operative Agreements, or (c) those arising or resulting from any of the matters described in the last sentence of Section 6.01, or (d) those resulting from its failure to perform the terms of the last sentence of Section 5.04 hereof or from its failure to use ordinary care in the receipt and disbursement of funds or in connection with its obligation to invest funds pursuant to Section 15 of the Lease or Section 4.02 hereof or in compliance with the first Section of
Section 6.08, or (e) any liability on the part of Owner Trustee arising out of its negligence or willful or negligent misconduct in connection with its obligations under Section 5.01, 6.08 or 8.02 hereof, or (f) those arising under any circumstances or upon any terms where Lessee would not have been required to indemnify Owner Trustee, in its individual capacity, pursuant to Section 6.01 or
7.01 of the Participation Agreement disregarding for purposes of this
Section 7.01, Sections 6.01(ii), 6.01(v) and 7.01(b)(ii) of the Participation Agreement; PROVIDED, that before asserting its right to indemnification, if any, pursuant to this Section 7.01, Owner Trustee shall first demand its corresponding right to indemnification pursuant to Section 6.01 or 7.01 of the Participation Agreement (but need not exhaust any or all remedies available thereunder). The indemnities contained in this Section 7.01 extend to the Owner Trustee only in its individual capacity and shall not be construed as indemnities of the Trust Estate. The indemnities contained in this Section 7.01 shall survive the termination of this Trust Agreement and the resignation or removal of the Owner Trustee. In addition, if necessary, the Owner Trustee shall be entitled to indemnification from the Trust Estate for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by Lessee, the Owner Participant or others, but without releasing any of them from their respective agreements of reimbursement.

                                  ARTICLE VIII

                      SUCCESSOR OWNER TRUSTEES; CO-TRUSTEES

          Section 8.1. RESIGNATION OF THE OWNER TRUSTEE; APPOINTMENT OF SUCCESSOR. (a) RESIGNATION OR REMOVAL. The Owner Trustee or any successor Owner Trustee (i) shall resign if required to do so pursuant to Section 5.02(b) of the Participation Agreement and (ii) may resign at any time without cause by giving at least 60 days prior written notice to the Owner Participant and Lessee, such resignation to be effective upon the acceptance of appointment by the successor Owner Trustee under Section 8.01(b). In addition, the Owner Participant may at any time remove the Owner Trustee, or revoke the trusts created by this Trust Agreement, in either case with or without cause by a notice in writing delivered to the Owner Trustee and Lessee. Any such removal shall be effective upon the acceptance of appointment by the successor Owner Trustee under Section 8.01(b). In the case of the resignation or removal of the Owner Trustee, the Owner Participant may appoint a successor Owner Trustee by an instrument in writing. If a successor Owner Trustee shall not have been appointed within 30 days after such notice of resignation or removal, the Owner Trustee may apply to any court of competent jurisdiction to appoint a successor Owner Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Owner Trustee so appointed by such court shall immediately and without further act be superseded by any successor Owner Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) EXECUTION AND DELIVERY OF DOCUMENTS, ETC. Any successor Owner Trustee, however appointed, shall execute and deliver to the predecessor Owner Trustee, with a copy to Owner Participant and Lessee, an instrument accepting such appointment and assuming the obligations of Owner Trustee, in its individual capacity and as Owner Trustee, under the Operative Agreements to which Owner Trustee is a party, and thereupon such successor Owner Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Owner Trustee in the trust hereunder with like effect as if originally named the Owner Trustee herein; but nevertheless, upon the written request of such successor Owner Trustee, such predecessor Owner Trustee shall execute and deliver an instrument transferring to such successor Owner Trustee upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Owner Trustee, and such predecessor Owner Trustee shall duly assign, transfer, deliver and pay over to such successor Owner Trustee all monies or other property then held by such predecessor Owner Trustee upon the trusts herein expressed. Upon the appointment of any successor Owner Trustee hereunder, the predecessor Owner Trustee will complete, execute and deliver to the successor Owner Trustee such documents as are necessary to cause registration of the Aircraft included in the Trust Estate to be transferred upon the records of the FAA or other governmental authority having jurisdiction, into the name of the successor Owner Trustee.

          (c) QUALIFICATION. Any successor Owner Trustee, however appointed, shall be a Citizen of the United States, shall be qualified to act as a trustee in Utah (if the trust created hereby is to remain in such state) and shall also be a bank or trust company organized under the laws of the United States of America or any state thereof having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Owner Trustee hereunder upon reasonable and customary terms.

          (d) MERGER, ETC. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Owner Trustee may be transferred, shall, subject to the terms of Section 8.01(c), be the Owner Trustee hereunder without further act.

          Section 8.2. CO-TRUSTEES AND SEPARATE TRUSTEES. If at any time or times it shall be necessary or prudent in order to conform to any Applicable Law of any jurisdiction in which all or any part of the Trust Estate is located, or the Owner Trustee shall be advised by counsel that it is so necessary or prudent in the interest of the Owner Participant or the Owner Trustee, or the Owner Trustee shall have been directed to do so by the Owner Participant, the Owner Trustee and the Owner Participant shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons (any and all of which shall be a Citizen of the United States) approved by the Owner Trustee and the Owner Participant, either to act as co-trustee or co-trustees, jointly with the Owner Trustee, or to act as separate trustee or trustees hereunder (any such co-trustee or separate trustee being herein sometimes referred to as an "additional trustee"). In the event the Owner Participant shall not have joined in the execution of such agreements supplemental hereto within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee may act under the foregoing provisions of this Section 8.02 without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it under the foregoing provisions of this
Section 8.02 in either of such contingencies.

          Every additional trustee hereunder shall, to the extent permitted by Applicable Law, be appointed and act, and the Owner Trustee and its successors shall act, subject to the following provisions and conditions:

          (a) all powers, duties, obligations and rights conferred upon the Owner Trustee in respect of the custody, control and management of monies, the Aircraft or documents authorized to be delivered hereunder or under the Participation Agreement shall be exercised solely by the corporation designated as the Owner Trustee in the first paragraph of this Trust Agreement, or its successors as the Owner Trustee hereunder;

          (b) all other rights, powers, duties and obligations conferred or imposed upon the Owner Trustee and any limitations thereon shall be conferred or imposed upon and exercised or performed by the corporation designated as the Owner Trustee in the first paragraph of this Trust Agreement or its successors as the Owner Trustee, and such additional trustee or trustees jointly, except to the extent that under any Applicable Law of any jurisdiction in which any particular act or acts are to be performed (including the holding of title to the Trust Estate), the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

          (c) no power given to, or which it is provided hereby may be exercised by, any such additional trustee or trustees shall be exercised hereunder by such additional trustee or trustees, except jointly with, or with the consent in writing of, the corporation designed as the Owner Trustee in this Trust Agreement or its successor as the Owner Trustee, anything herein contained to the contrary notwithstanding;

          (d) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (e) the Owner Participant, at any time, by an instrument in writing may remove any such additional trustee. In the event that the Owner Participant shall not have joined in the execution of any such instrument within ten days after the receipt of a written request from the Owner Trustee so to do, the Owner Trustee shall have the power to remove any such additional trustee without the concurrence of the Owner Participant; and the Owner Participant hereby appoints the Owner Trustee its agent and attorney-in-fact to act for it in such connection in such contingency.

          In case any separate trustee under this Section 8.02 shall die, become incapable of acting, resign or be removed, the title to the Trust Estate and all rights and duties of such separate trustee shall, so far as permitted by Applicable Law, vest in and be exercised by Owner Trustee, without the appointment of a successor to such separate trustee.

                                   ARTICLE IX

                  SUPPLEMENTS AND AMENDMENTS TO TRUST AGREEMENT
                               AND OTHER DOCUMENTS

          Section 9.1. SUPPLEMENTS AND AMENDMENTS. At any time and from time to time, upon the written request of the Owner Participant, (i) the Owner Trustee, together with the Owner Participant, shall execute a supplement to this Trust Agreement for the purpose of adding provisions to, or changing or eliminating provisions of, this Trust Agreement (except Section 10.11) as specified in such request, and (ii) the Owner Trustee shall enter into such written amendment of or supplement to any other Operative Agreement to which the Owner Trustee is a party as Lessee may agree to and as may be specified in such request, or execute and deliver such written waiver or modification of or consent under the terms of any such Operative Agreement as Lessee may agree to and as may be specified in such request.

          Section 9.2. DISCRETION AS TO EXECUTION OF DOCUMENTS. If in the opinion of the Owner Trustee any document required to be executed pursuant to the terms of Section 9.01 adversely affects any right, duty, immunity or indemnity in favor of the Owner Trustee hereunder or under any other Operative Agreement to which the Owner Trustee is a party, the Owner Trustee may in its discretion decline to execute such document unless Owner Trustee is furnished with indemnification from Lessee or any other party upon terms and in amounts reasonably satisfactory to Owner Trustee to protect the Trust Estate and Owner Trustee against any and all liabilities, costs and expenses arising out of the execution of such documents.

          Section 9.3. ABSENCE OF REQUIREMENTS AS TO FORM. It shall not be necessary for any written request furnished pursuant to Section 9.01 to specify the particular form of the proposed documents to be executed pursuant to such Section, but it shall be sufficient if such request shall indicate the substance thereof.

          Section 9.4. DISTRIBUTION OF DOCUMENTS. Promptly after the execution by the Owner Trustee of any document entered into pursuant to Section 9.01, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to the Owner Participant, but the failure of the Owner Trustee to mail such conformed copy shall not impair or affect the validity of such document.

                                    ARTICLE X

                                  MISCELLANEOUS

          Section 10.1. TERMINATION OF TRUST AGREEMENT. This Trust Agreement and the trusts created hereby shall terminate and this Trust Agreement shall be of no further force or effect upon the earliest of (a) the later of (x) the sale or other final disposition by the Owner

Trustee of all property constituting part of the Trust Estate and the final distribution by the Owner Trustee of all monies or other property or proceeds constituting part of the Trust Estate in accordance with Article IV hereof, provided that at such time Lessee shall have fully complied with all of the terms of the Participation Agreement and the Lease, and (y) the expiration or termination of the Lease in accordance with its terms or (b) twenty-one (21) years less one day after the death of the last survivor of all of the descendants of the grandparents of Joseph P. Kennedy living on the date of the earliest execution of this Trust Agreement by either party hereto, otherwise this Trust Agreement and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          Notwithstanding the foregoing, this Trust Agreement and trust created hereby shall terminate and the Trust Estate shall be distributed to the Owner Participant, and this Trust Agreement shall be of no further force and effect, upon the election of the Owner Participant by notice to the Owner Trustee, if such notice shall be accompanied by the written agreement (in form and substance satisfactory to the Owner Trustee) of the Owner Participant assuming all obligations of the Owner Trustee under or contemplated by the Operative Agreements or incurred by it as trustee hereunder and releasing the Owner Trustee therefrom; provided, however, that such notice may be given only after the Lease shall no longer be in effect.

          Section 10.2. THE OWNER PARTICIPANT HAS NO LEGAL TITLE IN TRUST ESTATE. The Owner Participant does not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title and interest of the Owner Participant in and to the Trust Estate hereunder shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any successors or transferees of the Owner Participant to an accounting or to the transfer of legal title to any part of the Trust Estate.

          Section 10.3. ASSIGNMENT, SALE, ETC., OF AIRCRAFT. Any assignment, sale, transfer or other conveyance of the Aircraft, any Engine, any Part or any interest therein by the Owner Trustee made pursuant to the terms hereof or of the Lease or the Participation Agreement shall bind the Owner Participant and shall be effective to transfer or convey all right, title and interest of the Owner Trustee and the Owner Participant in and to the Aircraft, such Engine, such Part or interest therein. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such assignment, sale, transfer or conveyance or as to the application of any sale or other proceeds with respect thereto by the Owner Trustee.

          Section 10.4. TRUST AGREEMENT FOR BENEFIT OF CERTAIN PARTIES ONLY. Except for the terms of Section 4.01, Articles V and VIII, Sections 9.01, 10.01 and 10.03 hereof, nothing herein, whether express or implied, shall be construed to give any Person other than the Owner Trustee, FSB, the Lessee and the Owner Participant any legal or equitable right, remedy or claim under or in respect of this Trust Agreement; but this Trust Agreement shall be held to be for the sole and exclusive benefit of the Owner Trustee, FSB, the Lessee and the Owner Participant.

          Section 10.5. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be given in the manner set forth in Section 12.01 of the Participation Agreement.

          Section 10.6. SEVERABILITY. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 10.7. WAIVERS, ETC. No term or provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing entered into in compliance with the terms of Article IX hereof; and any waiver of the terms hereof shall be effective only in the specified instance and for the specific purpose given.

          Section 10.8. COUNTERPARTS. This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 10.9. BINDING EFFECT, ETC. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Owner Trustee and its successors and permitted assigns, and the Owner Participant, its successors and permitted assigns. Any request, notice, direction, consent, waiver or other instrument or action by the Owner Participant or Owner Trustee shall bind their respective successors and permitted assigns.

          Section 10.10. HEADINGS; REFERENCES. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          Section 10.11. GOVERNING LAW. (a) THIS TRUST AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          (b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY AGREES, ACCEPTS AND SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY AND COUNTY OF NEW YORK AND OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN CONNECTION WITH ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO ANY MATTER RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS TRUST AGREEMENT.

          (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS AND AGREES THAT THE SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS NOTICES AND DOCUMENTS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY MAILING COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT THE ADDRESS REFERRED TO IN
SECTION 10.05. EACH PARTY HERETO HEREBY AGREES THAT SERVICE UPON IT IN ACCORDANCE WITH THIS SECTION 10.11(c) SHALL CONSTITUTE VALID AND EFFECTIVE PERSONAL SERVICE UPON SUCH PARTY.

          (d) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY LEGAL ACTION OR PROCEEDING BROUGHT HEREUNDER IN ANY OF THE ABOVE-NAMED COURTS, THAT SUCH ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT VENUE FOR THE ACTION OR PROCEEDING IS IMPROPER OR THAT THIS TRUST AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS.

          (e) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION IN ANY COURT IN ANY JURISDICTION BASED UPON OR ARISING OUT OF OR RELATING TO THIS TRUST AGREEMENT.

          Section 10.12. ADMINISTRATION OF TRUST. The principal place of administration of the trust created by this Trust Agreement shall be in the State of Utah.

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    AIRCRAFT SERVICES CORPORATION

                                    By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                                    By: /s/ Greg A. Hawley
                                        -------------------------------------
                                        Name:  Greg A. Hawley
                                        Title: Vice President

NOTE TO EXHIBIT 10.22

The 15 additional Trust Agreements are substantially identical in all material respects to the filed Trust Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
             N265SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N267SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N268SK                           June, 2000                  General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N269SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N270SK                           August, 2000                General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N271SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N272SK                           September, 2000             General Electric Capital Corporation
------------------------------------- ----------------------------------- -----------------------------------
             N273SK                           November, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N274SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N275SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N276SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N277SK                           December, 2000              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N278SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N279SK                           January, 2001               Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------
             N280SK                           February, 2001              Aircraft Services Corp.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------